Supplement Dated May 30, 2008
to the
Prospectus Dated May 1, 2008
for
ProtectiveValues® Variable Annuity
ProtectiveValues® Access Variable Annuity
ProtectiveValues® Advantage Variable Annuity

Issued by
Protective Life Insurance Company
Protective Variable Annuity Separate Account

This Supplement amends certain information contained in your variable annuity product prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

The Guaranteed Minimum Accumulation Benefit (“GMAB”) feature described in the section, “GUARANTEED MINIMUM LIFETIME WITHDRAWAL BENEFIT (“SECUREPAY”) WITH RIGHTTIMESM OPTION, Guaranteed Minimum Accumulation Benefit (“GMAB”), is currently unavailable as an optional feature for purchase in conjunction with the SecurePay rider in the Values series of variable annuity contracts.